UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT

                                 Amendment No. 2



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of earliest events reported)     November 21, 2003
                                                    --------------------------
                                                       (October 30, 2003)
                                                    --------------------------



 Commission   Name of Registrants, State of Incorporation,     I.R.S. Employer
File Number   Address and Telephone Number                    Identification No.
-----------   --------------------------------------------    ------------------

 333-32170    PNM Resources, Inc.                                 85-0468296
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700

  1-6986      Public Service Company of New Mexico                85-0019030
              (A New Mexico Corporation)
              Alvarado Square
              Albuquerque, New Mexico  87158
              (505) 241-2700



                         ______________________________

              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 12.   Results of Operations and Financial Condition

       On November 3, 2003, PNM Resources, Inc. (the "Company") filed an amended current report on Form 8-K/A related to the current report on Form 8-K filed on October 31, 2003, related to its press release issued on October 30, 2003. The purpose of the November 3, 2003 amendment was to correct the twelve-month ongoing earnings per share calculation for the periods ending September 30, 2003 and 2002. Subsequent to the filing of the November 3, 2003 amended report, the Company discovered a misclassification of one-time items between periods for the twelve-month ongoing earnings per share calculation for the period ended September 30, 2002. The purpose of this second amended report on Form 8-K/A is to further correct the twelve-month ongoing earnings per share calculation for the period ending September 30, 2002. A corrected table of the Company's twelve-month ongoing earnings per share for the periods ended September 30, 2003 and 2002 is attached hereto as Exhibit 99.1. The twelve-month ongoing earnings per share for the period ending September 30, 2003 is provided for comparative purposes only.

       The Company's press release and other communications from time to time may include certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

       Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income, other income and deductions, net income, earnings per share and other GAAP measures of operating performance that exclude or include the effect of litigation settlements, accounting or regulatory changes, the restructuring of selected operations, certain merger activities and other similar events. The Company's management believes these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings capacity of the Company's operations. Management also believes that the presentation of the non-GAAP financial measure is consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods. The non-GAAP financial measures used by the Company should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Limitation on Incorporation by Reference

       In accordance with general instruction B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section and not deemed incorporated by reference in any filing under the Securities Act of 1933.

                                  EXHIBIT INDEX

Exhibit Number Description

         99.1 Amended reconciliation of GAAP earnings per share to ongoing earnings per share for the twelve-months ended September 30, 2003 and 2002.

                                  EXHIBIT 99.1

     Reconciliation of GAAP Earnings Per Share to Ongoing Earnings Per Share

                                                 Twelve Months
                                             9/30/03       9/30/02
                                            ----------    ----------
GAAP Reported EPS                              $2.33          $1.46
One-time charges, net                           0.56           0.29
Change in Accounting                           (0.94)            --
                                            ----------    ----------
Ongoing earnings                               $1.95          $1.75

Average diluted shares (000s)                 39,795         39,502

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PNM RESOURCES, INC. AND
                                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                               -------------------------------------------------
                                                 (Registrants)


Date:  November 21, 2003                       /s/ John R. Loyack
                               -------------------------------------------------
                                                 John R. Loyack
                                             Senior Vice President
                                          and Chief Financial Officer
                                 (Officer duly authorized to sign this report)